Form 10-K, Exhibit 13
period 1997-12-31
MONEY STORE ASSET BACKED CERTIFICATES SERIES 1997-B
filed 1998-03-31
CIK 1042037

EXHIBIT 13
                             SERVICER'S CERTIFICATE

In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated as of May 31, 1997, The Money Store, Inc. reports the following information pertaining to Series 1997-B, for the calendar year 1997:

    (IX)  Amount of Interest Received:
                        Pool I                                   28,265,669.14
                        Pool II                                  20,255,689.24
                       Pool III                                     602,780.36


   (XIII) Class "A-1" Remittance Amount
          (A) Current Interest Requirement                        2,220,614.58
          (B) Principal Distribution Amount                      64,594,534.77
          (C) Carry Forward Amount                                        0.00
          (D) Monthly Advance for Bankruptcy                              0.00
          TOTAL CLASS "A-1" REMITTANCE                           66,815,149.35
          AMOUNT

          Class "A-2" Remittance Amount:
          (A) Current Interest Requirement                        3,164,525.00
          (B) Principal Distribution Amount                               0.00
          (C) Carry Forward Amount                                        0.00
          (D) Monthly Advance for Bankruptcy                              0.00
              TOTAL CLASS "A-2" REMITTANCE                        3,164,525.00
              AMOUNT

          Class "A-3" Remittance Amount:
          (A) Current Interest Requirement                        4,008,713.31
          (B) Principal Distribution Amount                               0.00
          (C) Carry Forward Amount                                        0.00
          (D) Monthly Advance for Bankruptcy                              0.00
              TOTAL CLASS "A-3" REMITTANCE                        4,008,713.31
              AMOUNT

          Class "A-4" Remittance Amount:
          (A) Current Interest Requirement                         2,227,166.69
          (B) Principal Distribution Amount                                0.00
          (C) Carry Forward Amount                                         0.00
          (D) Monthly Advance for Bankruptcy                               0.00
             TOTAL CLASS "A-4" REMITTANCE                          2,227,166.69
             AMOUNT

         Class "A-5" Remittance Amount:
         (A) Current Interest Requirement                          2,102,100.00
         (B) Principal Distribution Amount                                 0.00
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
             TOTAL CLASS "A-5" REMITTANCE                          2,102,100.00
             AMOUNT

         Class "A-6" Remittance Amount:
         (A) Current Interest Requirement                          1,980,825.00
         (B) Principal Distribution Amount                                 0.00
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
             TOTAL CLASS "A-6" REMITTANCE                          1,980,825.00
             AMOUNT

        Class "A-7" Remittance Amount:
        (A) Current Interest Requirement                           2,767,359.56
        (B) Principal Distribution Amount                                  0.00
        (C) Carry Forward Amount                                           0.00
        (D) Monthly Advance for Bankruptcy                                 0.00
             TOTAL CLASS "A-7" REMITTANCE                          2,767,359.56
             AMOUNT

        Class "A-8" Remittance Amount:
        (A) Current Interest Requirement                           2,213,750.00
        (B) Principal Distribution Amount                                  0.00
        (C) Carry Forward Amount                                           0.00
        (D) Monthly Advance for Bankruptcy                                 0.00
            TOTAL CLASS "A-8" REMITTANCE                           2,213,750.00
            AMOUNT

        Pool I Remittance Amount:
        (A) Current Interest Requirement                          20,685,054.14
        (B) Principal Distribution Amount                         64,594,534.77
        (C) Carry Forward Amount                                           0.00
        (D) Monthly Advance for Bankruptcy                                 0.00
        TOTAL POOL I REMITTANCE AMOUNT                            85,279,588.91

        Class "A-9" Remittance Amount:
        (A) Current Interest Requirement                           8,639,706.68
        (B) Principal Distribution Amount                         62,941,334.67
        (C) Carry Forward Amount                                           0.00
        (D) Monthly Advance for Bankruptcy                                 0.00
             TOTAL CLASS "A-9" REMITTANCE                         71,581,041.35
             AMOUNT

        Class "A-10" Remittance Amount:
        (A) Current Interest Requirement                           4,423,834.73
        (B) Principal Distribution Amount                                  0.00
        (C) Carry Forward Amount                                           0.00
        (D) Monthly Advance for Bankruptcy                                 0.00
        TOTAL POOL II REMITTANCE AMOUNT                            4,423,834.73

        Pool II Remittance Amount:
        (A) Current Interest Requirement                          13,061,745.17
        (B) Principal Distribution Amount                         62,943,091.51
        (C) Carry Forward Amount                                           0.00
        (D) Monthly Advance for Bankruptcy                                 0.00
        TOTAL POOL II REMITTANCE AMOUNT                           76,004,836.68

        Class "A-11" (POOL III) Remittance Amount:
        (A) Current Interest Requirement                             398,836.40
        (B) Principal Distribution Amount                            887,132.73
        (C) Carry Forward Amount                                           0.00
        (D) Monthly Advance for Bankruptcy                                 0.00
        TOTAL POOL III REMITTANCE AMOUNT                           1,285,969.13

(XIX) (A)  Servicing Fee for the Related Due Period
                   POOL I                                            606,577.59
                   POOL II                                           491,430.82
                   POOL III                                           13,162.82
      (B) Contingency fee for the related due period
                   POOL I                                            606,577.59
                   POOL II                                           491,430.82
                   POOL III                                           13,162.82
      (C) Amount to be deposited to the expense account - TRUSTEE
                   POOL I                                            154,299.62
                   POOL II                                           113,825.05
                   POOL III                                            2,777.41
      (D) Amount to be deposited to the insurance account - MBIA
                   POOL I                                            277,740.00
                   POOL II                                           273,179.00
                   POOL III                                           30,550.00
      (E) Class "A-11" Auction Agent Fee                             152,843.05

   (XXXV)    OTHER
             INFORMATION
             (A) Spread Account Balances
                   POOL I                                                  0.00
                   POOL II                                                 0.00
                   POOL III                                                0.00





By: /S/ HARRY PUGLISI
    Harry Puglisi
    Treasurer